COMMITMENTS AND CONTINGENCIES (Tables)	7 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Schedule Of Payments Under Tax Receivable Agreement
The table below presents management’s estimate as of December 31, 2021, of the maximum amounts that would be payable under the TRA assuming that the Company will have sufficient taxable income each year to fully realize the expected tax savings. In light of the numerous factors affecting the Company’s obligation to make such payments, the timing and amounts of any such actual payments may differ materially from those presented in the table.

(dollars in thousands)	Potential Payments Under the Tax Receivable Agreement
2022	$—
2023	44,059
2024	47,486
2025	56,735
2026	47,642
Thereafter	595,661

Total Payments	$791,583
Less adjustment to fair value for contingent consideration	(120,907)

Total TRA Liability	$670,676